INDEXIQ ACTIVE ETF TRUST
IQ MACKAY ESG CORE PLUS BOND ETF
(the “Fund”)
Supplement dated July 20, 2021 (“Supplement”) to the
Summary Prospectus, Prospectus and Statement of Additional Information,
each dated June 18, 2021
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and Statement of Additional Information.
Effective immediately, Joseph Cantwell will no longer serve as a portfolio manager for the Fund. All references to Mr. Cantwell are deleted in their entirety. Stephen Cianci, Neil Moriarty and Alexandra Wilson-Elizondo will continue to serve as portfolio managers for the Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE
MEESGB16a-07/21